UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street
Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

(816) 983 - 1303
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD

On May 14, 2019, Kansas City Southern’s Executive Vice President Finance and Chief Financial Officer Michael W. Upchurch and Executive Vice President-Precision Scheduled Railroading Sameh Fahmy gave a presentation at the Bank of America Merrill Lynch BAML 2019 Transportation and Industrials Conference. Their presentation included updates on certain operational improvements the Company is pursuing, as well an update on recent changes related to certain fuel tax issues in Mexico. The presentation given by Mr. Upchurch and Mr. Fahmy at this conference is included in this Form 8-K as Exhibit 99.1. Interested investors not attending can listen to a replay webcast on KCS’ website at www.kcsouthern.com which will be available for 14 days following the event.

Item 9.01     Financial Statements and Exhibits
(d)

Number	Description

99.1
Presentation by Executive Vice President and Chief Financial Officer Michael W. Upchurch and Executive Vice President-Precision Scheduled Railroading Sameh Fahmy at the Bank of America Merrill Lynch 2019 Global Industrials Conference on May 14, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	General Counsel & Corporate Secretary

Date: May 14, 2019